Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

Note 3 – Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and information pursuant to the rules and regulations of the SEC.

Principles of consolidation

Prior to the deconsolidation of VIE, the consolidated financial statements include the accounts of the Company, its subsidiaries, the VIE and subsidiaries of the VIE. Following the dismantling of the VIE structure in November 2025, the consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany transactions and balances are eliminated in consolidation.

Use of estimates and assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s consolidated financial statements include revenue recognition, allowance for credit losses, the useful lives of property and equipment and intangible assets and impairment of long-lived assets. Actual results could differ from these estimates.

Foreign currency translation and transactions

The reporting currency of the Company is the U.S. dollar. The functional currency for our holding company is the U.S. dollar. In the PRC, the Company conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. In Hong Kong, the Company conducts its business in the local currency, Hong Kong dollar (HKD), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the Federal Reserve at the end of the period. The statements of income and cash flows are translated at the average translation rates during the reporting periods and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments are included in accumulated other comprehensive income. The balance sheet amounts, with the exception of shareholder’s equity at December 31, 2025 and December 31, 2024 were translated at RMB 7.03 and RMB 7.19 to one U.S. dollar (USD), respectively. The average translation rates applied to the consolidated statements of income and cash flows for years ended December 31, 2025, 2024 and 2023 were RMB 7.14, RMB 7.12 and RMB 7.05 to one USD. The balance sheet amounts, with the exception of shareholder’s equity at December 31, 2025 and 2024 were translated at HKD 7.78 and HKD 7.77 to one USD, respectively. The average translation rates applied to the consolidated statements of income and cash flows for years ended December 31, 2025, 2024 and 2023 were HKD 7.80, HKD 7.80 and HKD 7.83 to one USD, respectively. The shareholder’s equity accounts were translated at their historical rates. Amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

Fair value measurement

FASB ASC 820, “Fair Value Measurement,” requires certain disclosures regarding the fair value of financial instruments. fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 - inputs to the valuation methodology that are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments including cash, short-term investments, accounts receivable, inventories, due from related parties, prepaid expenses and other current assets, accounts payable, deferred revenue, taxes payable, due to related parties, and other payables and other current liabilities approximate their recorded values due to their short-term maturities.

The Company’s non-financial assets, such as property and equipment would be measured at fair value only if they were determined to be impaired.

The Company measured its short-term investments at fair value. As of December 31, 2025, the Company held investments in one private securities fund that primarily invests in fixed-income assets such as bonds and deposits. The private securities fund was redeemable as of December 31, 2025 and measured using Level 2 inputs.

As of December 31, 2024, the Company held one structured deposit and two bank wealth management products. The Company also invested in three wealth management products, which are entrusted to a third-party investment advisor for management. The Company terminated the investment agreements and withdrew the invested funds in 2025. All investments motioned above were measured using Level 2 inputs.

Fair value disclosure:

		December 31, 2025 Fair Value
	Cost	Level 1	Level 2	Level 3
Private securities fund	$3,015,800	$-	$3,015,800	$-
Total	$3,015,800	$-	$3,015,800	$-

		December 31, 2024 Fair Value
	Cost	Level 1	Level 2	Level 3
Structured deposit (restricted)	$9,042,346	$-	$9,042,346	$-
Wealth management products	7,046,902	-	7,046,902	-
Total	$16,089,248	$-	$16,089,248	$-

Cash and cash equivalents

The Company’s cash and cash equivalents includes cash on hand. demand deposits in accounts maintained with commercial banks and time deposit. Time deposit, as a component of cash equivalents, has an original maturity of within 3 months, with high liquidity and minimal value fluctuation risk, and can be withdrawn at any time without additional costs. The Company maintains its bank accounts in mainland China, Hong Kong and the United States. In accordance with China’s Deposit Insurance Regulation that became effective in May 2015, pursuant to which banking financial institutions, such as commercial banks, established in the PRC are required to purchase deposit insurance for deposits in RMB and in foreign currency placed with them. The insurance limit is RMB 500,000 (approximately $70,000) for each bank in China.

Restricted cash

Cash that is legally restricted as to withdrawal or for use or pledged as security is reported separately on the face of the Company’s consolidated balance sheets. The Company’s restricted cash consisted of cash pledged as security for banker’s letter of guarantee. The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash and presented restricted cash within the ending cash and restricted cash balances on the Company’s consolidated statements of cash flows for the periods presented.

On July 1, 2022, Mr. Huajun Gao and Mr. Aiming Kong, each a shareholder of Oriental Culture Holding LTD (the “Company”), were detained by Nan County Public Safety Bureau of Yiyang City, Hunan Province, China. On July 26, 2022, Nan County People’s Procuratorate approved the arrest of Mr. Gao and Mr. Kong with a charge of illegal business operation of Nanjing Jinwang, a company controlled by Mr. Gao and Mr. Kong. On July 1, 2022, Nan County Public Safety Bureau froze certain bank accounts of Kashi Longrui, Kashi Dongfang, and Nanjing Yanyu, all subsidiaries of Jiangsu Yanggu Culture Development Co., Ltd., the VIE of the Company in China because they, each had business relationship with Nanjing Jinwang. On May 5, 2025, Nan County People’s Procuratorate (“NCPP”) filed with the Court to withdraw the charges against Nanjing Jinwang, Mr. Aimin Kong and Mr. Huajun Gao due to lack of evidence to press the charges. On May 8, 2025, the Court ordered to grant the withdrawal of charges against Nanjing Jinwang, Mr. Kong and Mr. Gao by NCCP. On May 15, 2025, Nan County Public Safety Bureau unfroze the bank accounts of Nanjing Jinwang, a related party of the Company. On May 15, 2025, Nan County Public Safety Bureau unfroze the bank accounts of Kashi Longrui, Kashi Dongfang and Nanjing Yanyu. On May 28, 2025, NCCP determined it would not seek to file any charges against Nanjing Jinwang, Mr. Aimin Kong and Mr. Huajun Gao. The investigation and case have been officially closed according to the PRC counsel of the Company, Tahota (Nanjing) Law Firm. All customers can freely transfer their deposits and make their withdrawals based on their actual needs.

The total restricted cash was nil and $6,475,274 as of December 31, 2025 and 2024, respectively.

Restricted investment

Restricted investments refer to investments held by the Company whose use or disposal is subject to external constraints (such as requirements from creditors, grantors, laws and regulations) or internal agreements. Such restrictions change the availability of assets, which cannot be freely used for the Company’s daily business activities. The Company accounts for restricted investments in accordance with the relevant provisions of US GAAP, mainly following the requirements of Accounting Standards Codification(“ASC”) 320 “Investments in Debt Securities”, ASC 321 “Investments in Equity Securities” and ASC 820 “Fair Value Measurement”.

In connection with the legal matter as discussed in Restricted cash, all short-term investments issued by Ping An Bank, which amounted to $10,794,296 as of December 31, 2024 were reported as restricted investment.

Short-term investments

The Company’s short-term investments mainly consist of investment in private securities funds, structured deposits and wealth management products. Private securities investment funds is a pooled investment vehicle that collects capital from a limited number of accredited investors or qualified institutional buyers and invests primarily in securities such as stocks, bonds, derivatives, and other financial instruments. These funds are often structured as limited partnerships, limited liability companies, or offshore entities, and are managed by professional investment advisors. Structured deposits include deposits raised by commercial banks embedded in financial derivatives with maturities of less than one year. The product is linked to financial assets such as interest rates, foreign exchange rates, indices or credit rating of an entity. Wealth management products issued by commercial banks include wealth management products that can be redeemed at any time and wealth management products with maturities of less than one year.

The Company accounts for its short-term investments in accordance with FASB ASC Topic 320 “Investments — Debt and Equity Securities.” Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities is included in consolidated statements of operations. Net realized and unrealized holding gains and losses for short-term investments are included in net investment income in the consolidated statements of operations. The Company elected the fair value method to measure its short-term investments.

Expected credit losses

On January 1, 2023, the Company adopted ASC 326, Credit Losses (“ASC 326”), which replaced previously issued guidance regarding the impairment of financial instruments with an expected loss methodology that will result in more timely recognition of credit losses. The Company used a modified retrospective approach and did not restate the comparable prior periods. The adoption did not have a material impact on the Company’s CFS.

The Company maintains an allowance for expected credit losses in accordance with ASC 326 and records the allowance for credit losses, if warranted, as an offset to assets such as accounts receivable, and the estimated credit losses charged to the allowance are classified as general and administrative expenses in the consolidated statements of operations and comprehensive loss. The Company assesses collectability by reviewing receivables on a collective basis where similar characteristics exist, primarily based on the size and nature of specific customers’ receivables. In determining the amount of the allowance for credit losses, the Company considers historical collectability based on past due status, the age of the receivable balances, credit quality of the Company’s customers based on ongoing credit evaluations, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect the Company’s ability to collect from customers. Bad debts are written off as incurred.

Prepaid expenses

Prepaid expenses mainly include employee advances, such as travel advance, advance to purchase office supplies in the normal course of business and certain short-term deposits.

Inventory

Inventory is stated at the lower of cost or net realizable value. The Company’s inventory includes liquor for future sales. On an annual basis, inventory is reviewed for potential write-downs for estimated obsolescence or unmarketable inventory which equals the difference between the costs of inventory and the estimated net realizable value, the estimated selling prices in the ordinary course of business. As of December 31, 2025 and 2024, the Company had inventory of $567,513 and $1,231,335, respectively. There was no allowance for inventory as of December 31, 2025 and 2024.

Other receivable - related party

Other receivables- related parties refer to the amounts owed to the Company by related parties, excluding trade receivables. The Company accounts for such receivables in accordance with the relevant provisions of ASC 310 “Receivables” and ASC 850 “Related Parties”. The Company regularly assesses the recoverability of other receivables from related parties and accrues credit impairment provisions in accordance with the expected credit loss model. Impairment losses arising from uncollectible amounts are recognized in the consolidated income statement.

The Company’s related party balances primarily consist of receivables due from Yanggu. Yanggu was formerly the Company’s VIE. Following the dismantling of the VIE structure in November 2025, Yanggu ceased to be consolidated into the listed group and became a related party outside the scope of the Company’s consolidation. During the existence of the VIE structure, the Company maintained centralized fund management. The significant balances arising from advances for daily operations and working capital allocations between Yanggu and various subsidiaries within the Company were all normal internal fund flows. As of December 31, 2025, the balance of other receivables- related party due from Yanggu was $20,360,293. As of the date of this report, $17,909,805 of this balance has been recovered.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets with no residual value. The estimated useful lives are as follows:

Useful Life
Office equipment and furnishings	1 - 5 years
Electronic equipment	2 - 5 years
Server room equipment	5 years
Vehicles	5 years
Office building	35 years
Office building improvement	15 years
Leasehold improvements	lesser of lease term or expected useful life

The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and other comprehensive income. Expenditures for maintenance and repairs are expensed as incurred, while additions, renewals and betterments, which are expected to extend the useful life of an asset, are capitalized. The Company also re-evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Construction-in-progress represents material, contractor and labor costs, design fees and inspection fees in connection with the construction of the Company’s office building in Jiangsu, China. See Note 7 for details.

Intangible assets, net

Intangible assets, net, are stated at cost, less accumulated amortization. Amortization expense is recognized on the straight-line basis over the estimated useful lives of the assets as follows:

Classification	Estimated Useful Life
Artwork and collectible trading platform	5 years
Software	5 years

Impairment of long-lived assets

Long-lived assets, including property and equipment with finite lives are reviewed for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the asset based on the undiscounted future cash flows the asset is expected to generate and recognize an impairment loss when estimated discounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. If an impairment is identified, the Company reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. For the years ended December 31, 2025, 2024 and 2023, the Company recorded $1,350,000, $356,676, and nil of impairment loss on intangible assets, respectively.

Cost method investments

Entities in which the Company has the ability to exercise significant influence, but does not have a controlling interest, are accounted for using the equity method. Significant influence is generally considered to exist when the Company has voting shares of 20% to 50%, and other factors, such as representation on the board of directors, voting rights and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate. Under this method of accounting, the Company records its proportionate share of the net earnings or losses of equity method investees and a corresponding increase or decrease to the investment balances. Dividends received from the equity method investments are recorded as reductions in the cost of such investments. The Company generally considers an ownership interest of 20% or higher to represent significant influence. The Company accounts for the investments in entities over which it has neither control nor significant influence, and no readily determinable fair value is available, using the investment cost minus any impairment, if necessary. The Company’s investment of 18% ownership of Zhongcang Warehouse Co., Ltd. was $497,218 and $486,179 as of December 31, 2025 and 2024, respectively, and is accounted for using the cost method.

In March 2022, the Company’s VIE Jiangsu Yanggu entered into an equity subscription agreement to purchase  11.875% equity interest of Beijing Jiu Yu Ling Jing Technology Co., Ltd. (“JYLJ”), a company incorporated in the PRC, which primarily engages in wine and alcohol product merchants and customers, as well as product launch, brand showcase, marketing and promotion and it is currently in the process of developing a “Wine and Spirits” metaverse, and the amount raised through increase of share capital are mainly used for this development. JYLJ’s total registered capital is RMB 60 million (approximately USD 9.2 million). Jiangsu Yanggu’s subscription amount is RMB 6 million and RMB 3 million was paid in March 2022. The remaining RMB 3 million is to be paid upon further resolution from the board of JYLJ. As of February 25, 2025, Jiangsu Yanggu owned approximately 10.15% equity interest of JYLJ due to certain dilution by new investment in JYLJ since its subscription and transferred its entire equity interest in JYLJ to Nanjing Yanqing and no longer holds any shares in JYLJ since February 25, 2025. As of December 31, 2025 and 2024, the Company’s investment in JYLJ was $426,816 and $417,339, respectively, and is accounted for using the cost method.

The Company’s cost method investments are as follows:

	As of December 31,
	2025	2024
Zhongcang Warehouse Co., Ltd.	$497,218	$486,179
Beijing Jiu Yu Ling Jing Technology Co., Ltd.	426,816	417,339
Total cost method investments	$924,034	$903,518

Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the long-term investment is less than its carrying value. An impairment loss is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial condition and near term prospects of the investment; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated in fair value. No events have occurred that indicated a decline in fair value that is other-than-temporary for the years ended December 31, 2025 and 2024.

Revenue recognition

The Company follows FASB ASC 606, Revenue from Contracts with Customers, for recognizing its revenue. The core principle underlying the revenue recognition standard is that the Company will recognize revenue to represent the transfer of services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This requires the Company to identify contractual performance obligations and determine whether revenue should be recognized when control of services transfers to a customer. Under the guidance of ASC 606, the Company is required to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract and (e) recognize revenue when (or as) the Company satisfies its performance obligation. Revenues are recorded, net of sales related taxes and surcharges.

The Company derives its revenues from service contracts with its customers with revenues being recognized upon performance of services. Persuasive evidence of an arrangement is demonstrated via service contracts and invoices; and the consideration to the customer is fixed upon acceptance of the sales contract. At times, the Company offers incentives and rebates to its customers directly and the Company accounts for these incentives payable to customers as a reduction of the contract price.

The Company’s revenues are recognized when all performance obligations are satisfied. The Company’s commission expenses to its sales agents are expensed when incurred.

The Company is an online provider of collectibles and artwork e-commerce services, which allows artists and art dealers and owners to access the art trading market with a wider range of artwork investors through the Company’s platforms. The Company facilitates trading by individual and institutional customers of artwork, collectibles and commodities on its online platforms. In addition to collectibles and artwork, the Company has expanded its platform to trade commodities, principally teas.

The Company generates revenue from its services in connection with the trading of artwork and commodities on its platforms, primarily consisting of listing service fees, transaction fees, marketing services fees and other revenues collected from traders (the Company’s customers).

The Company has cooperative agreements with third parties who are experts and possess new ideas and resources for collectibles/commodities business to co-develop certain niche markets (such as vintage coins and teas) to be traded on the Company’s online platforms. These parties are required to place a security deposit with the Company until termination of the cooperative agreements and deposit amounts will need to increase as the trading volume increases. Revenue generated from these niche markets will be shared between the Company and these parties based on pre-agreed rates and trading volume. The Company accounts for the portion of revenue that needs to be reimbursed to the third parties as a reduction of total contract revenue to be received from customers. There were no reduction of revenue and payables to these parties for the years ended December 31, 2025, 2024 and 2023, respectively.

Listing service fees

One-time nonrefundable listing service fees are collected from owners and traders for listing their products on the platform. The Company’s only performance obligation is to provide the listing on the Company’s platform over the period requested. The Company recognizes the related revenue upon the completion of its performance obligations. The fees are determined by contracts with the customers as a fixed percentage of the listing price.

Transaction fees

Transaction fee revenue is generally calculated based on the transaction value of collectibles, artwork and commodities per transaction. Transaction value is the dollar amount of the purchase or sale of the collectibles, artwork and commodities after they are listed on the Company’s platforms. The Company’s performance obligation is to facilitate the trading transactions. Transaction fee revenue is recognized and collected at the point-in-time when the transaction is completed. Transaction fee revenue also includes predetermined monthly transaction fees for select traders with large transactions and are negotiated on a case-by-case basis. Predetermined transaction fees are recognized and earned over the specified service period.

In 2018, the Company started a customer reward points program, pursuant to which reward points were issued for opening a new account or referring customers to open accounts with us during our promotion period. In that regard, customers are required to redeem certain reward points for new listings along with the regular listing services fees. If a customer does not have any reward points, he/she can purchase them from other customers on our platform. The Company does not record revenue when customers redeem any points as it is considered as a prerequisite for a new listing in addition to the regular services fees. The points are traded by and among our customers on the platform and the Company charges a transaction fee from such points trading. The Company assessed if a material right existed when the Company initially issued the reward points and if the points represent a separate performance obligation. In general, the points were given to customers based on existing accounts or promotions without the customers having to acquire services from the Company, therefore there was no material right and no separate performance obligation exists. There is no liability for unredeemed awards. Transaction fee revenue from the trading of reward points amounted to approximately nil, $61 and $1,800 for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company considers itself as provider of the services as it has control of the specified services at any time before it is transferred to the customers which is evidenced by (1) the Company is primarily responsible to its customers for services offered where the Company owns the trading platform and the Company has customer services team to directly service the customers; and (2) having latitude in establish pricing. Therefore, the Company acts as the principal of these arrangements and reports revenue earned and costs incurred related to transaction fees on a gross basis.

Predetermined transaction fees received in advance of the specified service period are recorded as deferred revenue.

Marketing service fees

Marketing service fees are usually collected after the Company completes its services and includes the following type of services:

(1)	For certain marketing service agreements, the Company promises to assist its customer in connection with his/her listing and trading of his/her collectible/artwork or commodities on the Company’s platforms, which mainly includes consultation and supporting services of the marketability for the collectible/artwork; assessing its market value and market acceptance for the collectible/artwork or commodities; and assisting in the application and legal protection required for the customer’s collectible/artwork or commodities to be approved for listing on the Company’s platforms. For marketing service contracts in which the related performance obligations can be completed within a short period of time, the Company recognizes the related revenue upon the completion of its performance obligations.

(2)	Marketing service agreements also includes providing promotional services for customers’ items as where to place ads on well-known cultural and art exchange websites in China to provide online and offline marketing services including cooperation with auction houses and participate in industry-related exhibitions and fairs.

The marketing service fees are charged based on the type of listing session that the customer applies for and whether the customer has listed and sold collectibles on other platforms before, and they are not tied to the type or value of the underlying collectible/artwork. Marketing service contracts and fees are recognized upon the completion of the performance obligation.

Account management fees

Account management fees are charged as a fixed monthly fee per customer account for providing continuous account maintenance and management services. The transaction price is a fixed monthly amount per account as stipulated in the customer agreement, with no variable consideration. The Company’s performance obligation is to provide ongoing account management services over the monthly service period. Customers explicitly agree to the fee policies and related performance obligations upon account opening and registration on the platform. Account management fees are recognized over time on a straight-line monthly basis as the performance obligation is satisfied.

Warehousing service fees

Warehousing service fees are charged for providing professional storage and preservation services for customer’s collectibles held on the platform. The transaction price is calculated daily based on the listed reference price of the collectible, a fixed daily rate, and the quantity of collectibles held by the customer. The Company’s sole performance obligation is to provide continuous warehousing and preservation services over the agreed service period. Customers explicitly agree to the fee policies and related performance obligations upon account opening and registration on the platform. Warehousing service fee revenue is recognized over time on a daily basis as the performance obligation is satisfied, as the customer receives and consumes the benefits of the warehousing services simultaneously as the Company performs them.

The Company acts as the principal for both account management services and warehousing services and recognizes related revenue on a gross basis. Any fees received in advance of the service period are recorded as deferred revenue and recognized over the corresponding service period.

System maintenance and technical support service fees

System maintenance and technical support services primarily consist of system development and maintenance, platform operation technical support, IT infrastructure support and data processing and data services. Such fees are mainly fixed monthly charges. Revenue is recognized evenly over the related service period on a straight-line basis as the services are provided.

The Company disaggregated its revenue into the following categories:

	Years Ended December 31,
	2025	2024	2023

Listing service fees	$17,204	$103,807	$457,176
Transaction fees	184,701	296,379	806,794
Marketing service fees	87,331	156,995	166,444
Account management fees	861,347	-	-
Warehousing service fees	209,966	-	-
System maintenance and technical support service fees*	528,299	65,509	149,644
Total	$1,888,848	$622,690	$1,580,058

*	Of the totals, $528,299, $54,633 and $144,609 for the years ended December 31, 2025, 2024 and 2023, respectively, were from related parties.

Deferred revenue

Payments received from customers before all the relevant criteria for revenue recognition are recorded as deferred revenue.

	As of December 31,
	2025	2024

Beginning balance	$78,427	$181,930
Customer advances	111,542	558,603
Recognized as revenues	(111,030)	(650,332)
Reclassified to other payables	(76,879)
Effect of exchange rates	1,781	(11,774)
Ending balance	$3,841	$78,427

Cost of revenues

Cost of revenues consist of compensation including social welfare and benefits for the Company’s IT, risk management and customer services team, appraisal fees, online cloud service fees, storage fees paid to related party, and depreciation and amortization of hardware and software for the Company’s trading platforms.

Selling and marketing expenses:

Selling and marketing expenses includes salary and benefits for our employees in the sales and marketing department and marketing and advertising expenses. Selling expenses also include incentive payments to third parties that refer new traders to utilize the Company’s e-commerce trading platforms.

Website advertising expenses which are included in selling and marketing expenses to related party were nil and nil for the years ended December 31, 2025 and December 31, 2024, respectively.

Stock compensation

The measurement and recognition of compensation expense for all stock-based payment awards made to officers and employees of the Company and subsidiaries of its operating variable interest entity, is based on the market value of the Company’s common stock on the date of grant.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in circumstances outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

Value added taxes (“VAT”)

Revenue is the invoiced value of services, net of VAT. The VAT is based on the gross sales price and VAT rates range up to 6%, depending on the type of services provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. The net VAT balance between input VAT and output VAT is recorded in taxes payable or other receivables and prepaid expenses. All VAT returns filed by the Company’s subsidy, VIE and its subsidiaries in China, have been and remain subject to examination by the tax authorities for five years from the date of filing.

Income taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, “Income Taxes.” Under the asset and liability method as required by this accounting standard, deferred income tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consists of taxes currently due plus deferred taxes.

The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes are accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax. Deferred tax liabilities are recognized for all future taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable income will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled.

Deferred taxes are charged or credited in the income statement, except when it is related to items credited or charged directly to equity. Net deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that has a greater than 50% likelihood of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income taxes are classified as income tax expense in the period incurred. PRC tax returns filed in 2023 are subject to examination by the applicable tax authorities. Tax returns filed in Hong Kong from 2020 to 2023 are subject to examination.

Leases

The Company adopted FASB ASU 2016-02, “Leases” (Topic 842) for the year ended December 31, 2021, and elected the practical expedients that does not require us to reassess: (1) whether any expired or existing contracts are, or contain, leases, (2) lease classification for any expired or existing leases and (3) initial direct costs for any expired or existing leases. For lease terms of twelve months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. The Company also adopted the practical expedient that allows lessees to treat the lease and non-lease components of a lease as a single lease component. Upon adoption, the Company recognized $34,608 of a right of use (“ROU”) assets and same amount of lease liabilities based on the present value of the future minimum rental payments of leases, using an incremental borrowing rate of 4.75% based on the duration of lease terms.

Operating lease ROU assets and lease liabilities are recognized at the adoption date or the commencement date, whichever is earlier, based on the present value of lease payments over the lease term. Since the implicit rate for the Company’s leases is not readily determinable, the Company used its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is the rate of interest that the Company would have to pay to borrow, on a collateralized basis, an amount equal to the lease payments, in a similar economic environment and over a similar term.

Lease terms used to calculate the present value of lease payments generally do not include any options to extend, renew, or terminate the lease, as the Company does not have reasonable certainty at lease inception that these options will be exercised. The Company generally considers the economic life of its operating lease ROU assets to be comparable to the useful life of similar owned assets. The Company has elected the short-term lease exception, therefore operating lease ROU assets and liabilities do not include leases with a lease term of twelve months or less. Its leases generally do not provide a residual guarantee. The operating lease ROU asset also excludes lease incentives. Lease expense is recognized on a straight-line basis over the lease term.

The Company reviews for impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows. As of December 31, 2025, there was no ROU and lease liabilities as the Company did not have any outstanding operating leases.

Commitments and Contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, such as government investigations and tax matters. The Company recognizes a liability for such contingency if it determines it is probable that a loss has occurred and a reasonable estimate of the loss can be made. The Company may consider many factors in making these assessments including historical factors and the specific facts and circumstances of each matter.

Preferred shares

Preferred share is classified as permanent equity within stockholders’ equity. Preferred stock issued for services is measured at fair value on the grant date. The related share-based compensation cost is recognized over the requisite service or vesting period when performance or market conditions are met. Dividends on preferred stock are recorded as a reduction of retained earnings upon declaration. On January 23, 2025, the Company granted 12 million preferred shares to its Chief Operating Officer, all such shares were issued and registered on June 27, 2025.

Cashless warrants

The Company classifies cashless warrants as equity instruments in accordance with ASC 815-40. Cashless warrants are considered indexed to the Company’s own stock as they contain no exercise contingencies beyond fixed-for-fixed variables. The fair value of cashless warrants issued in private placements is estimated using the Black-Scholes model on the grant date and recorded in additional paid-in capital. No subsequent fair value adjustments are recognized for equity-classified cashless warrants.

Earnings (loss) per share (“EPS”)

Basic EPS are computed by dividing net income/loss available to shareholders of the Company by the weighted average ordinary shares outstanding during the period. Diluted EPS takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares (outstanding warrants) were exercised and converted into ordinary shares. For the years ended December 31, 2025, 2024 and 2023, there were 1,343,182, 14,000,000, and 0 outstanding exercisable warrants, which were excluded from diluted net loss per share calculation, as the effect of their inclusion would be anti-dilutive.

Statutory Reserves

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profits to the non-distributable statutory surplus reserve fund. Subject to certain cumulative limits, the statutory surplus reserve fund requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) at each year-end. If the Company has accumulated losses from prior periods, the Company is able to use the current period net income after tax to offset against the accumulated loss.

For the years ended December 31, 2025, 2024 and 2023, the Company appropriated $22,990, $1,269, and $28,280, respectively to the statutory reserve fund. The Company has met the required maximum contributions to the statutory reserves for both of its operating entities in China, Kashi Dongfang and Kashi Longrui.

Employee benefits

Full-time employees of the Company are entitled to staff welfare benefits including medical care, housing funds, pension benefits, unemployment insurance and other welfare benefits, which are government mandated defined contribution plans. The Company is required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans. The expenses for the plans were $10,599, $82,063, and $125,077 for the years ended December 31, 2025, 2024 and 2023, respectively.

Segments

FASB ASC 280, Segment Reporting, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The key measure of segment profitability that the CODM uses to allocate resources and assess performance is consolidated net (loss) income, as reported on the consolidated statements of operations. The Company’s CODM has been identified as the Chief Executive Officer of the Company, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

Based on management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280, which is facilitating e-commerce of artwork/collectables trading. All of the Company’s net revenues were generated in the PRC and Hong Kong.

The following table presents the significant revenue and expense categories of the Company’s single operating segment:

	For the year ended
	December 31,	December 31,	December 31,
	2025	2024	2023
Total revenues	$1,888,848	$622,690	$1,580,058
Less cost of revenues	270,828	182,181	405,628
Less significant segment expenses:
Selling and marketing:
Employee expenses	326,575	146,601	185,483
Commission expenses	-	30,328	225,846
Other selling and marketing expenses	-	30,913	206,782
General and administrative:
Employee expenses	262,121	560,611	707,216
Stock compensation expense	3,259,600	573,000	92,963
Depreciation and amortization expense	200,232	488,130	610,369
Professional expenses	594,614	1,090,632	2,725,164
Research and development expenses	-	107,727	-
Other general and administrative	274,329	505,374	521,726
General and administrative - related parties	-	104,391	234,289
Provision for expected credit losses	543,912	-	-
Other segment items:
Gain from short-term investments	(164,784)	(109,964)	(89,474)
Interest income	(672,697)	(763,190)	(372,199)
Impairment loss on intangible assets	1,350,000	356,676	-
Gain on deconsolidation of VIE	63,056	-	-
Other income, net	(324,825)	(247,277)	(290,088)
Income tax (benefit) expense	(110,031)	93	14,833
Segment net loss	$(3,857,970)	$(2,433,536)	$(3,598,480)

Recent accounting pronouncements

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which modifies the rules on income tax disclosures to require entities to disclose (1) specific categories in the rate reconciliation, (2) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and (3) income tax expense or benefit from continuing operations (separated by federal, state and foreign). ASU 2023-09 also requires entities to disclose their income tax payments to international, federal, state and local jurisdictions, among other changes. The guidance is effective for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company adopted this ASU for its consolidated financial statements for its fiscal year of December 31, 2025.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, statements of income and comprehensive income and statements of cash flows.

Reclassification

Certain prior year amounts have been reclassified for consistency with the current year presentation. The reclassification had no effect on the reported results of operations.